Investor Update May 2013 Please refer to earnings release dated April 18, 2013 and 10-Q dated May 9, 2013 for further information Exhibit 99.1 © Fifth Third Bank | All Rights Reserved

Fifth Third franchise
$121 billion assets (#12)
$92 billion total deposits (#13)
$14 billion market cap (#12)
18 affiliates in 12 states
1,320 banking centers
2,426 ATMs
Leading market share in mature
Midwest market; strong presence in
higher growth Southeastern markets
Source: SNL Financial. Rankings based on U.S. headquartered commercial banks.
Data as of 3/31/13
Kentucky
Tennessee
Georgia
Florida
North
Carolina
West
Virginia
Pennsylvania
Ohio
Michigan
Illinois
Indiana
Missouri
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A strong franchise with strong momentum
Return on avg. assets Net charge-off ratio
Net income available to
common shareholders ($MM)
Generated highest level of net income
to common shareholders since 2005.
Improving profitability approaching
target for normalized environment.
Problem assets are at the lowest
levels in five years.
Tier 1 common ratio* Total payout ratio ALLL / NPLs
Coverage levels more than adequate
to protect against potential losses.
Capital ratios continue to be strong
and grow to record levels.
Payouts to shareholders
approached $1B in 2012.
31%
63%
11% Vantiv
Other
* Non-GAAP measure; see Reg. G reconciliation in appendix.
0.64%
0.67%
1.15%
1.34%
2009 2010 2011 2012
3.20%
3.02%
1.49%
0.85%
2009 2010 2011 2012
$511 $503
$1,094
$1,541
2009 2010 2011 2012
6.99%
7.48%
9.35%
9.51%
2009 2010 2011 2012
127%
179%
157%
180%
2009 2010 2011 2012
6% 6%
23%
21%
2009 2010 2011 2012
Dividends
Share Repurchase

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Net income available to common shareholders of $413MM ($0.46 per diluted share), vs. $390MM
($0.43 per share) in 4Q12 and $421MM ($0.45 per share) in 1Q12
— Return on assets of 1.41%; return on average common equity of 12.5%; return on average tangible common equity** of 15.5%
Credit trends remain favorable
— Net charge-offs (NCOs) of $133MM (0.63% of loans and leases) down $14MM (7 bps) vs. 4Q12
— Total NPAs of $1.2B including loans held-for-sale (HFS) down $86MM, or 7%, from 4Q12; NPA ratio of 1.41% down 8 bps from 4Q12, NPL ratio of 1.11% down 8 bps from 4Q12
— Total delinquencies (loans 30-89 days past due and 90 days past due) lowest since 1Q01
Strong capital ratios*
— Tier 1 common ratio 9.70%**, up 19 bps sequentially (Basel III pro forma estimate of ~8.9%)
— Tier 1 capital ratio 10.83%, Total capital ratio 14.35%, Leverage ratio 10.03%
— Tangible common equity ratio** of 9.03% excluding unrealized gains/losses; 9.29% including them
— Repurchased ~8MM common shares in 1Q13; new 100MM share repurchase authorization in
March
1Q13 highlights
* Capital ratios presented under current U.S. capital regulations. The pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the
Bancorp’s Tier I common equity ratio may change significantly due to revisions to the agencies’ final rules.
** Non-GAAP measure; see Reg. G reconciliation in appendix.

$700
$600
$500
$400
$300
$200
$100
$0
583
593
598
638
602
34
14
40
17
59
14
68
13
24
10
1Q12
2Q12
3Q12
4Q12
1Q13
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted^

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
USB
WFC
MTB
BBT
FITB
PNC
HBAN
STI
RF
KEY
CMA
ZION

1.41%
1.09%
FITB
Peer Median

15.5%
13.7%
FITB
Peer Median

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Strong revenue and profit generation
Peer med. 1.7%
2.1%
1Q13 returns strong relative to peers
ROAA ROATCE
• Business mix provides higher than
average diversity among spread and fee
revenues (45+% of revenue)
• Relatively strong margin and relatively
high fee income contribution drives
strong profitability despite interest rate
environment
Pre-provision net revenue (PPNR) trend 1Q13 PPNR* / Average Assets
Source: SNL Financial and Company Reports. Data as of 1Q13. Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.PPNR and
ROATCE are Non-GAAP measures. See Reg. G reconciliation in the Appendix to the presentation.
^ See Page 19 in the Appendix for adjustments
* Excludes securities gains / losses for FITB and peers. Also excludes goodwill impairment charge for peers as applicable.
Significant purchase
accounting benefit
PPNR     $694                $636               $568            $616                 $653

4.0%
3.5%
3.0%
2.5%
2.0%
903
899
907
903
893
$950
$850
$750
$650
$550
$450
3.61%
3.56%
3.56%
3.49%
3.42%
1Q12
2Q12
3Q12
4Q12
1Q13
Net Interest Income (right axis)
PAA*
NIM

Floating
Fixed

2.00
1.50
1.00
0.50
0.00
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13

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NII results reflect continued moderate NIM
pressure offset by balance sheet growth
* Represents purchase accounting adjustments included in net interest income.
^ Estimate; funding (DDAs + interest-bearing liabilities); liabilities attributed to fixed or floating using terms and expected beta
Fixed / Floating Portfolio
• Negative impact of lower rates on net interest
income generally offset by loan growth
• Spreads on new originations of variable rate
assets consistent with historical spreads
• Coupons on new fixed rate loan originations
converging  with portfolio average coupons
Interest-Earning
Assets
Funding^
Fixed
~55-60%
NII and NIM (FTE)
($MM)
Loans
52%
Loans
32%
Investment
Portfolio 3%
Trend: fixed rate loan origination coupons
relative to fixed portfolio weighted avg
Larger portfolio repricing effects
Investment
Portfolio
13%
Floating
55%
– Emphasis on variable rate C&I lending
Floating
~40-45%
Fixed
45%

Avg +5% YoY; EOP +4% YoY
$82.1
$85.7
1Q12
2Q12
3Q12
4Q12
1Q13
EOP loans HFI
Avg loans HFI

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Strong loan growth,
ample opportunities for ongoing growth
Loan balances ($B) Loan composition (EOP HFI)
47% C&I / lease
11% Commercial real estate
Commercial
25% Resi. mtg. / home equity
14% Auto
3% Card / other
Consumer
• Solid loan growth with
disciplined lending standards
• C&I and residential mortgage
balance growth more than
offset run-off in both home
equity and commercial real
estate loans (CRE run-off
continues to slow)
$82.1
$85.7
$81.5
$82.6
$82.9
$83.9
$85.9
1Q12 2Q12 3Q12 4Q12 1Q13
EOP loans HFI Avg loans HFI

Core +4% YoY; Transaction +5% YoY
1Q12
2Q12
3Q12
4Q12
1Q13
Transaction deposits
Other time deposits

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Strengthened deposit profile
and increased value proposition to customers
Average deposit balances ($B) Simplified deposit products
• Straightforward,  easy to use
accounts
• Reduced complexity
• Elimination of certain fees
• Total relationship earns better
rates and lower costs
• Compatible with Fifth Third’s
strategic direction and new
regulatory landscape
Deposit growth benefited
from focus on
full customer relationship
$77.1
$77.6
$77.5
$80.2
$80.9
$81.7
$84.9
1Q12 2Q12 3Q12 4Q12 1Q13
Transaction deposits Other time deposits

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Diverse revenue stream
45% Fee income
NII
Fee income as % of 1Q13 revenue 1Q13 Fee income distribution
Economic trends should support long-term improvement in results through balance sheet growth and higher business activity
^ Includes other noninterest income and securities gains.
Strong momentum in key businesses:
• Corporate banking: recent investments in capital markets capabilities, increased syndication and business lending fees
• Investment advisors: 1Q13 strongest in company history due to increased brokerage production, seasonal trust tax preparation fees and higher market values
• Retail banking: listening to voice of customer and enhancing channels and products to meet consumer preferences
• Consumer lending: record mortgage originations and strong auto lending supporting business
Deposit
Fees
18%
Corporate
Banking
13%
Investment
Advisors
13% Other^
17%
Mortgage
30%
Card and
Processing
9%
55%

$1,200
$1,100
$1,000
$900
$800
$700
$600
1Q12
2Q12
3Q12
4Q12
1Q13

65%
64%
62%
62%
61%
60%
62%
58%
59%
60%
1Q12
2Q12
3Q12
4Q12
1Q13
Efficiency Ratio
Adjusted¹

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Disciplined expense management
• Long-term target for mid-50% efficiency
ratio in normalized environment (with
higher interest rate environment)
Expense trend ($MM)
* Non-recurring items listed on page 19 in the appendix.
Managing expenses carefully in response to revenue
environment; continuous process of expense evaluation
Efficiency ratio trend
Reported expense $973 $937 $1,006 $1,163 $978
Non-recurring items*:
Decreasing Expense $23 $18 $5 -- $9
Increasing Expense ($29) -- ($55) ($173) ($9)
Adjusted Expense $967 $955 $956 $990 $978
– Current impact of credit costs on
revenue and expenses; impact of
regulatory reforms not fully mitigated
– Reflects below-capacity balance sheet
and lower revenue than we expect and
can support longer term
– ~60% for year end 2013

Loans 30-89 days delinquent % vs. peers

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB
Peer Average

Loans 90+ days delinquent % vs. peers

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB
Peer Average

NPA ratio vs. peers

4.5%
3.5%
2.5%
1.5%
0.5%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB
Peer Average

Net charge-off ratio vs. peers

5.0%*
2.3% before credit actions
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4Q08* 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB
Peer Average

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Continued improvement in credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.
Source: SNL Financial and Company Reports. Data as of 1Q13. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800MM in NCOs related to commercial loans moved to held-for-sale, NCO ratio of 7.5%, 3.8% before credit actions; 3Q10 NCOs included $510MM in NCOs related to loans sold or moved to held-for-sale.
FITB credit metrics are in line with or better than peers

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Strong reserve position
Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.
1Q13 coverage ratios strong
relative to peers
Industry leading reserve levels
Fifth Third Peer Median
$220
$181
$156 $147 $133
($129)
($110)
($91)
($71) ($71)
2.59%
2.45%
2.32%
2.16%
2.08%
($150)
($100)
($50)
$0
$50
$100
$150
$200
$250
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
1Q12 2Q12 3Q12 4Q12 1Q13
Net Charge-offs Additional Provision Reserves
137%
Reserves / NPLs
126%
Reserves / NPAs
331%
290%
Reserves / Annualized NCOs
187%
147%
Source: SNL Financial and Company Reports. Data as of 1Q13. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION.

11.8%
11.8%
11.4%
11.2%
10.6%
10.6%
10.4%
10.4%
10.2%
10.1%
10.1%
9.8%
9.7%
9.2%
9.1%
7.9%
5.0%
C
COF
KEY
RF
HBAN
BAC
CMA
WFC
JPM
STI
ZION
PNC
FITB
BBT
USB
MTB

10.3%
9.4%
9.4%
9.3%
9.1%
~9.1%
8.9%
8.9%
8.5%
8.4%
8.2%
8.2%
7.9%
7.8%
7.8%
7.0%
4.5%
Not disclosed
KEY
BAC
CMA
C
RF
HBAN*
FITB
JPM
COF
WFC
STI
USB
PNC
BBT
ZION*
MTB

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Fifth Third’s balance sheet and business model
relatively advantaged under new capital standards
Fifth Third’s capital position already well in excess of any established standards, likely standards, and most peers
Unofficial CCAR supervisory reference minimum
1Q13 Pro forma Tier 1 common / RWA
U.S. proposed Basel III**
1Q13 Tier 1 common / RWA
Basel I
2019 Basel III buffered minimum
2015 Basel III minimum
Source: SNL Financial and Company Reports. Data as of 1Q13.
* In 2Q12, HBAN stated Basel III Tier 1 common ratio would be negatively impacted by approximately 150 basis points and in their 1Q13 Earning Conference Call, they stated this again. In 2Q12,
ZION stated Tier 1 common ratio would be in the 7.75% area.
** Note: Fifth Third’s pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to further clarification of the agencies proposals or revisions to the agencies final rules, which remain subject to public comment. Not adjusted for potential mitigation efforts.

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Capital management philosophy
* Subject to Board of Directors and regulatory approval
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
*
• Prudently evaluate opportunities to increase
density of franchise via disciplined
acquisitions or selective de novos
• Expect future acquisition opportunities
although activity likely to remain muted in
near-term
• Attain top 3 market position in 65% of
markets or more longer term
Dividends*
• As previously indicated, move towards levels
more consistent with Fed’s near-term payout
ratio guidance of 30%
• Strong levels of profitability would support
higher dividend than current level
• Quarterly dividend increased to $0.11 in 1Q13
(increase to $0.12 not objected to in 2013 CCAR)
Repurchases / Redemptions
*
• Common share repurchases to limit / manage
growth of excess capital levels
• 2013 CCAR included:
– Potential conversion of $398MM in outstanding
Series G 8.5% convertible preferred stock into
~35.5MM common shares
– Potential repurchase of up to $984MM common
shares including any issued in a Series G
preferred stock conversion (up to $550MM)
– Potential issuance of $500MM in preferred stock
Consistent and prudent capital management philosophy
Capital Deployment Capital Return
– Other considerations: regulatory environment,
alternatives, maintenance of desired / required
buffers, stock price

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Well-positioned for the future
• Cash currently sufficient to satisfy all fixed obligations in a stressed environment for approximately 2 years (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 0.63%; 3.3x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~45% of total revenue
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (491% PPNR / NCOs^ in 1Q13)
• 1.4% ROAA; 15.5% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation in Appendix.

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,”
or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the
Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries;
(18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC from Fifth Third;
(21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Financial summary
Actual
Seq. YOY
($ in millions, except per share data) 1Q12 4Q12 1Q13 $ % $ %
Average Balances
Commercial loans* $45,913 $47,689 $49,611 $1,922 4% $3,698 8%
Consumer loans*
35,587 36,254 36,292 38 - 705 2%
Total loans & leases* $81,500 $83,943 $85,903 $1,960 2% $4,403 5%
Core deposits
$81,686 $84,289 $84,920 $631 1% $3,234 4%
Income Statement Data
Net interest income (taxable equivalent) $903 $903 $893 ($10) (1%) ($10) (1%)
Provision for loan and lease losses 91 76 62 (14) (18%) (29) (31%)
Noninterest income 769 880 743 (137) (16%) (26) (3%)
Noninterest expense 973 1,163 978 (185) (16%) 5 -
Net income attributable to Bancorp $430 $399 $422 $23 6% ($8) (2%)
Net income available to common shareholders $421 $390 $413 $23 6% ($8) (2%)
Pre-provision net revenue^ $693 $616 $653 $37 6% ($40) (6%)
Earnings per share, diluted 0.45 0.43 0.46 $0.03 7% $0.01 2%
Net interest margin 3.61% 3.49% 3.42% (7bps) (2%) (19bps) (5%)
Return on average assets 1.49% 1.33% 1.41% 8bps 6% (8bps) (5%)
Return on average common equity 13.1% 11.5% 12.5% 100bps 9% (60bps) (4%)
Return on average tangible common equity^ 16.2% 14.1% 15.4% 130bps 9% (80bps) (5%)
Note: Numbers may not sum due to rounding and percentages are calculated on actual dollar amounts not the rounded dollar amounts
* Excluding loans held-for-sale
^ Non-GAAP measure; See Reg. G reconciliation on pages 36-38.
– a pre-tax benefit of $34MM ($0.02 per share after-tax) on valuation adjustments on Vantiv warrants,
– a $7MM pre-tax gain on the sale of certain FTAM advisory contracts,
– $7MM in charges related to the valuation of the Visa total return swap,
– a $9MM benefit from the sale of affordable housing investments,
– seasonally higher income tax expense of $12MM related to expiration of employee stock options, and
– investment securities gains of $17MM.
• 1Q13 earnings of $0.46 per share included:

© Fifth Third Bank | All Rights Reserved
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
Income before income taxes (U.S. GAAP) (a) $603 $565 $503 $540 $591
Add: Provision expense (U.S. GAAP) (b) 91 71 65 76 62
PPNR (a) + (b) $694 $636 $568 $616 $653
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) (115)         -            -            (157)         -
Vantiv debt refinancing 34             -            -            -            -
Valuation of 2009 Visa total return swap 19             11             1               15             7
Vantiv warrant & puts (46)            (56)            16             19             (34)
Valuation of bank premises moved to HFS -            17             -            -            -
Litigation reserve additions in revenue -            6               -            -            -
Sale of certain Fifth Third funds -            -            (13)            -            (7)
Securities (gains) / losses (9)              (3)              (2)              (2)              (17)
In noninterest expense:
Debt extinguishment (gains) / losses 9               -            26             134           -
Non-income tax related assessment resolution (23)            -            -            -            -
Sale of certain Fifth Third funds -            -            2               -            -
Severance expense 6               -            -            -            -
FDIC insurance expense -            (9)              -            -            -
Gain on sale of affordable housing -            (8)              (5)              -            (9)
Litigation reserve additions in expense 14             (1)              5               13             9
Adjusted PPNR $583 $593 $598 $638 $602
Credit-related items^^:
In noninterest income 14             17             14             13             10
In noninterest expense 34             40             59             68             24
Credit-adjusted PPNR** $631 $650 $671 $719 $636
Pre-tax pre-provision earnings*
PPNR trend
* Non-GAAP measure.  See Reg. G reconciliation on page 36.
** There are limitations on the usefulness of credit-adjusted PNR including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 20 for detailed breakout of credit-related items.
# 60% also excluding  4Q12 mortgage repurchase reserve build
• PPNR of $653MM up 6% from 4Q12 levels and down 6% from
prior year
• Adjusted PPNR of $602MM, down 6% sequentially and up 3%
from prior year
– Sequential change due primarily to lower mortgage
revenue and seasonal increase in FICA and
unemployment expense, partially offset by lower credit
costs
PPNR reconciliation
Efficiency ratio
583
593
598
638
602
14
17
14
13
10
34
40
59
68
24
$0
$100
$200
$300
$400
$500
$600
$700
$800
1Q12 2Q12 3Q12 4Q12 1Q13
Noninterest Expense Credit Items Fee Income Credit Items Adjusted
PPNR     $694              $636              $568              $616              $653
58%
65%
60%
62%
61% #
62%
1Q12 4Q12 1Q13
Efficiency Ratio Adjusted

© Fifth Third Bank | All Rights Reserved
Credit-related costs
In noninterest income ($MM)
In noninterest expense ($MM)
Actual
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
Mortgage repurchase expense $15 $18 $36 $44 $20
Provision for unfunded commitments (2) (1) (2) 3 (11)
Derivative valuation adjustments (4) (0) (2) (2) (1)
OREO expense 5 5 6 5 4
Other problem asset related expenses 19 19 21 19 12
Total credit-related operating expenses $34 $40 $59 $68 $24
Actual
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
Gain / (loss) on sale of loans
$5 $8 $2 $4 $2
Commercial loans HFS FV adjustment (1) (5) (3) (3) (1)
Gain / (loss) on sale of OREO
properties (17) (19) (11) (10) (10)
Mortgage repurchase costs (2) (2) (2) (3) (2)
Total credit-related revenue impact ($14) ($17) ($14) ($13) ($10)
Note: Numbers may not sum due to rounding
Total credit-related costs $48 $57 $73 $81 $34
14
17
14
13
10
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
1Q12 2Q12 3Q12 4Q12 1Q13
34
40
59
68
24
$0
$10
$20
$30
$40
$50
$60
$70
$80
1Q12 2Q12 3Q12 4Q12 1Q13

$204
$183
$200
$258
$220
15
61
174
63
183
62
226
7
64
239
42
61
169
(46)
(41)
(22)
(48)
(40)
(52)
(53)
1Q12
2Q12
3Q12
4Q12
1Q13
Orig fees and gains on loan sales
Gross servicing fees
Servicing rights amortization
MSR valuation adjustments

$8
$7
$6
$5
$4
$3
$2
$1
$0
($B)
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q12
2Q12
3Q12
4Q12
1Q13
Originations for sale
Originations HFI
Margin*

© Fifth Third Bank | All Rights Reserved
Strong mortgage banking results
• Record origination fees and gain on loan
sales in FY12
– Driven by record gain on sale margins
and origination volumes
– Gains down $70MM due to lower gain
on sale margins, modestly lower HARP
volume, and channel mix
– During quarter, gain margins declined
significantly in January, but recovered
in February and March
– MSR valuation adjustments of positive
$43MM partially offset lower gains on
sale
• Expect solid mortgage gain revenue in
near term on relatively stable volume and
margins, declining later in year reflecting:
– Waning of refinance boom
– Competitive pressure on industry
margins
– Higher purchase volumes
Mortgage originations and gain-on-sale margin*
Mortgage Banking Revenue ($MM)
* Gain-on-sale margin represents gains on all loans originated for sale.
Note:  numbers may not sum due to rounding
• 1Q13 mortgage volume a record
• Potential for better mortgage servicing
results if rates increase

$34
$32
$30
$28
$26
$24
$22
$20
+15% YoY
28.5
32.9
2011
2012

$430
$410
$390
$370
$350
$330
$310
$290
$270
$250
+18% YoY
350
413
2011
2012

8%
7%
6%
5%
4%
3%
2%
1%
0%
+2%
+7%
2011
2012

© Fifth Third Bank | All Rights Reserved
Corporate banking business generating growth
• 6 percent average C&I loan
growth in 1Q13 vs 4Q12; 2
percent end of period growth
1Q13 vs 4Q12
• Reflects investments in mid-
corporate space (businesses
that generate $200MM to $2B in
revenue)
• C&I production broad based
across industries and sectors;
reflects strength in healthcare
and manufacturing industries
• Launch of Energy Lending
initiative in 2H12
C&I Portfolio^ ($B)
^ Presented on an average basis; Excluding held-for-sale loans.
Corporate banking
revenue ($MM)
Commercial deposit fees
YoY % growth
• 1Q13 corporate banking revenue
down 13% from record 4Q12
levels
• YOY growth in corporate
banking revenue driven by:
– Investments in capital
markets capabilities
– Increased syndication and
business lending fees
• Led/co-led ~80% of syndications
in 2012 vs ~60% in 2011
• Broad product set and
capabilities to deliver solutions
that meet client needs
• Growth from investments in
treasury management business
• Remote Currency Manager
(RCM) contributed ~$13MM in
revenue in 2012
– Remote cash management
solution that simplifies
cash handling and
improves cash flow
• Specialized healthcare industry
products including RevLink
Solutions platform; ~20%
increase in accounts 2012 vs
2011

FIFTH THIRD BANK

2009
1Q13

2011
1Q13

2009
2012

ACCESS
360°
5328 2801 2345 0987
00/00
YOUR NAME HERE
Debit
MasterCard
real life rewards
DUO
5412 7501 2345 0987
WORLD
12/15
YOUR NAME HERE
MasterCard

+49%
1Q12
2Q12
3Q12
4Q12
1Q13
Branch Banking
Consumer Lending

© Fifth Third Bank | All Rights Reserved
Momentum building in consumer bank as a
result of investments and strategic changes
Consumer deposit activity
More distribution channels for customers to access our products and services
Online banking
47%
51%
Mobile banking
9%
16%
Alternative channel delivery
Consumer segment net income ($MM)
Investments showing up in
stronger consumer segment results
Indirect auto lending footprint
36 states
45 states
Expanded footprint
Card innovation
New products that fit the way
customers choose to bank
% of checking households with
Branch
81%
ATM
3% Mobile
Transaction volume by channel
$115
$77
16%

$2,312
$1,250
$750
$500
$500
2013
2014
2015
2016
2017
2018
2019 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$1,386
$500
$700
$600
2013
2014
2015
2016
2017
2018
2019 on

L-T debt 7%
Equity 11%
Demand 25%
Other liabilities 4%
S-T borrowings 2%
Non-Core Deposits 5%
Foreign Office 1%
Consumer time 3%
Savings/ MMDA 23%
Interest checking 19%

© Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (1Q13):
– FHLB ~$12B total, ~$11B available
– Federal Reserve ~$28B
Holding Company cash at 3/31/13: $2.7B
Cash currently sufficient to satisfy all fixed obligations
in a stressed environment for approximately 2 years
(debt maturities, common and preferred dividends,
interest and other expenses) without accessing capital
markets; relying on dividends from subsidiaries or any
other discretionary actions
Expected cash obligations over the next 24 months
—
~$770MM common dividends
—
~$70MM Series G preferred dividends
—
~$745MM interest and other expenses
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
7%

$120
$100
$80
$60
$40
$20
$-
$78
$96
$73
$66
$47
18
18
19
19
5
60
79
55
48
42
1Q12
2Q12
3Q12
4Q12
1Q13
Agencies
Private
Total Claims

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
1Q13 balances of outstanding claims decreased 29% from 4Q12
— Within recent range of quarterly volatility
Virtually all sold loans and the majority of new claims relate to agencies
— 99% of outstanding balance of loans sold
— 90% of current quarter outstanding claims
Approximately 84% of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
1Q12 2Q12 3Q12 4Q12 1Q13
Beginning balance $72 $71 $75 $99 $131
Net reserve additions    17 20 39 47 22
Repurchase losses (17) (16) (15) (15) (20)
Ending balance $71 $75 $99 $131 $133
* Includes reps and warranty reserve ($112MM) and reserve for loans sold with recourse ($21MM)
Note: Numbers may not sum due to rounding
% Current           37%           41%           29%           19%           26%
Outstanding Balance of Sold Loans ($ in millions)
Fannie Freddie GNMA Private Total
2003 and Prior $465 $2,123 $138 $154 $2,880
2004 202 776 28 109 1,115
2005 214 938 39 117 1,308
2006 286 752 36 185 1,258 11%
2007 418 1,224 49 148 1,839
2008 509 939 364 - 1,813
2009 1,084 5,165 2,637 1 8,886
2010 2,491 5,661 2,426 - 10,578
2011 3,174 5,918 1,978 - 11,070
2012 5,453 10,349 4,601 - 20,403
2013 759 1,714 1,151 - 3,624
Grand Total $15,055 $35,559 $13,447 $714 $64,775
1.1%
2004-2008 vintages account for ~84% of total life to date
losses of $406MM from sold portfolio
$29MM increase in representation & warranty reserve
resulting from new Freddie Mac guidance regarding
potential for 2004-2006 repurchase claims

FIFTH THIRD BANK

•

•

•

13%
13%
10%
9%
55%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12
2008
1Q08 3%
2Q08 6%
3Q08 6%
4Q08 7%
2009-2012
1Q09 10%
2Q09 11%
3Q09 11%
4Q09 7%
1Q10 6%
2Q10 4%
3Q10 4%
4Q10 3%
1Q11 4%
2Q11 3%
3Q11 3%
4Q11 3%
1Q12 2%
2Q12 3%
3Q12 3%

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.7B were on accrual
status and $174MM were nonaccruals
— $1.2B of TDRs are current and have been on the
books 6 or more months; within that, ~$1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data through 3Q12
Mortgage TDRs that are past due 60 days or more trend by vintage*
Months since modification
Volume by
vintage
$1.4B current consumer TDRs (%)
$1.2
billion
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)

© Fifth Third Bank | All Rights Reserved
NPL HFI Rollforward
Commercial
1Q12 2Q12 3Q12 4Q12 1Q13
Beginning NPL Amount 1,058      988         983         806         697
Transfers to nonperforming 168         203         121         68           80
Transfers to performing (1)            -          (17)          (4)            (1)
Transfers to performing (restructured) (2)            (4)            (20)          (5)            (4)
Transfers from held for sale -          -          -          -          -
Transfers to held for sale (3)            (3)            (7)            -          (1)
Loans sold from portfolio (8)            (4)            (18)          (6)            (3)
Loan paydowns/payoffs (94)          (123)        (160)        (89)          (53)
Transfer to other real estate owned (36)          (15)          (35)          (22)          (27)
Charge-offs (101)        (79)          (62)          (55)          (54)
Draws/other extensions of credit 7             20           21           4             5
Ending Commercial NPL 988         983         806         697         639
Consumer
1Q12 2Q12 3Q12 4Q12 1Q13
Beginning NPL Amount 380         364         359         347         332
Transfers to nonperforming 184         182         161         145         124
Transfers to performing (36)          (26)          (29)          (27)          (26)
Transfers to performing (restructured) (36)          (40)          (37)          (34)          (29)
Transfers to held for sale -          -          -          -          -
Loans sold from portfolio (4)            -          -          -          -
Loan paydowns/payoffs (28)          (32)          (38)          (35)          (27)
Transfer to other real estate owned (18)          (18)          (17)          (18)          (17)
Charge-offs (80)          (72)          (53)          (47)          (46)
Draws/other extensions of credit 2             1             1             1             1
Ending Consumer NPL 364         359         347         332         312
Total NPL 1,352      1,342      1,153      1,029      951
Total new nonaccrual loans - HFI 352         385         282         213         204
NPL Rollforward
Significant improvement in NPL inflows over past year
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

FL
7%
MI
9%
OH
15%
IN
4%
IL
13%
KY
3%
TN
5%
NC
3%
Other /
National
41%

Auto
Manufacturing
1%
Accommodation
3%
Construction
4%
Finance &
Insurance
13%
Other
38%
Manufacturing
23%
Real Estate
3%
Retail Trade
3%
Auto Retailers
2%
Wholesale
Trade
10%

© Fifth Third Bank | All Rights Reserved
Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 43% of total loans and 19% of net charge-offs
• FL represented 5% of 1Q13 losses, 7% of loans; MI represented
13% of losses, 9% of loans
* Excludes loans held-for-sale.
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $32,155 $32,612 $33,344 $36,038 $36,757
Avg Loans* $31,371 $32,734 $33,111 $34,301 $36,395
90+ days delinquent
$2 $2 $1 $1
$1
as % of loans
0.01% 0.01% NM NM
NM
NPAs* $474 $479 $406 $352
$332
as % of loans
1.47% 1.47% 1.22% 0.98%
0.90%
Net charge-offs
$54 $46 $29 $36
$25
as % of loans 0.69% 0.57% 0.36% 0.42%
0.28%
C&I

FL
13%
MI
24%
Other / National
10%
NC
5%
TN
2%
KY
3%
IL
10%
IN
6%
OH
27%

Accommodation
5%
Auto Manufacturing
<1%
Construction
6%
Finance & Insurance
2%
Manufacturing
8%
Other
27%
Wholesale Trade
4%
Auto Retailers
3%
Retail Trade
5%
Real Estate
40%

© Fifth Third Bank | All Rights Reserved
Commercial mortgage
Loans by geography Credit trends
Loans by industry Comments
* Excludes loans held-for-sale.
• Commercial mortgage loans represented 10% of total loans
and 20% of net charge-offs
• Owner occupied 1Q13 NCO ratio of 0.7%, non-owner occupied
1Q13 NCO ratio of 1.7%
• Loans from FL/MI represented 37% of portfolio loans, 42% of portfolio losses in 1Q13
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $9,909 $9,662 $9,348 $9,103 $8,766
Avg Loans* $10,007 $9,810 $9,567 $9,193 $8,965
90+ days delinquent $30 $22 $22 $22 -
as % of loans 0.30% 0.23% 0.24% 0.24% NM
NPAs* $568 $555 $489 $434 $409
as % of loans 5.64% 5.66% 5.15% 4.69% 4.59%
Net charge-offs $30 $25 $28 $17 $26
as % of loans 1.18% 1.04% 1.15% 0.70% 1.18%
Commercial mortgage

FL
12%
MI
13%
OH
18%
IN
3%
IL
13%
KY
7%
TN
3%
NC
4%
Other / National
27%

Accommodation
1%
Construction
19%
Finance & insurance
2%
Manufacturing
2%
Real estate
57%
Retail Trade
1%
Auto Retailers
1%
Wholesale Trade
1%
Other
16%

© Fifth Third Bank | All Rights Reserved
Commercial construction
Loans by geography Credit trends
Loans by industry Comments
* Excludes loans held-for-sale.
• Commercial construction loans represented 1% of total loans and 2% of net charge-offs
• Loans from FL/MI represented 25% of portfolio loans
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $901 $822 $672 $698 $694
Avg Loans* $992 $873 $742 $686 $695
90+ days delinquent - - - $1 -
as % of loans 0.05% NM NM 0.14% NM
NPAs* $171 $141 $110 $88 $78
as % of loans 18.20% 16.57% 15.77% 12.37% 11.12%
Net charge-offs $18 - $4 $4 $3
as % of loans 7.30% (0.12%) 2.29% 1.91% 1.44%
Commercial construction

© Fifth Third Bank | All Rights Reserved
Homebuilders/developers
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $309MM, down 91% from peak
of $3.3B in 2Q08; represents <1% of total loans and <1% of
commercial loans
• $1MM of NCOs in 1Q13
• $79MM of NPAs (60% commercial mortgage, 27% commercial
construction, 13% C&I)
* Excludes loans held-for-sale.
MI
15%
OH
43%
IN
6%
IL
9%
KY
3%
TN
5%
NC
8%
Other /
National
1%
FL
10%
C&I
23%
Commercial
construction
33%
Commercial
mortgage
44%
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $423 $376 $376 $318 $309
90+ days delinquent $1 - - - -
as % of loans 0.15% NM NM NM NM
NPAs* $123 $114 $104 $88 $79
as % of loans 29.06% 26.52% 23.96% 24.19% 22.44%
Net charge-offs $21 $4 $3 - $1
as % of loans 18.49% 4.37% 2.85% 0.28% 1.57%
Homebuilders/developers

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1  liens: 100%; weighted average LTV: 72.7%
Weighted average origination FICO: 752
Origination FICO distribution:  <660 7%; 660-689 6%; 690-719 9%;
720-749 13%; 750+ 56%; Other^ 9%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 38%; 70.1-80 37%; 80.1-90 7%;
90.1-95 4%; >95 14%
Vintage distribution: 2013: 6%; 2012 27%; 2011 19%; 2010 10%;
2009 5%; 2008 5%; 2007 5%; 2006 5%; 2005 9%; 2004 and prior 9%
13% originated through broker; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans
and 15% of net charge-offs
• FL portfolio 14% of residential mortgage loans and 36% of
portfolio losses
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $11,094 $11,429 $11,708 $12,017 $12,091
Avg Loans* $10,828 $11,274 $11,578 $11,846 $12,096
90+ days delinquent $73 $80 $76 $75 $74
as % of loans 0.66% 0.70% 0.65% 0.62% 0.61%
NPAs* $331 $322 $317 $290 $276
as % of loans 2.98% 2.82% 2.71% 2.41% 2.28%
Net charge-offs $37 $36 $26 $23 $20
as % of loans 1.39% 1.28% 0.90% 0.77% 0.69%
Residential mortgage
MI
15%
OH
25%
IN
8%
IL
13%
KY
6%
TN
2%
NC
5%
Other /
National
12%
FL
14%
st

FL
2%
MI
22%
OH
25%
IN
10%
IL
13%
KY
7%
TN
2%
NC
1%
Other
18%

FL
9%
MI
21%
OH
31%
IN
9%
IL
14%
KY
8%
TN
2%
NC
5%
Other
1%

© Fifth Third Bank | All Rights Reserved
Home equity loans represented 11% of total loans and 23% of net charge-offs
Approximately 14% of portfolio in broker product generated 34% total loss
Approximately one third of Fifth Third 2
nd
liens are behind Fifth Third
1   liens
2005/2006 vintages represent approximately 27% of portfolio; account for 54% of losses
Home equity
1   liens: 33%; 2nd liens: 67%
Weighted average origination FICO: 751
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 13%;
720-749 17%; 750+ 52%; Other 8%
Average CLTV: 73%; Origination CLTV distribution: <=70 40%; 70.1-
80 23%; 80.1-90 19%; 90.1-95 6%; >95 12%
Vintage distribution: 2013: 1%; 2012 5%; 2011 3%; 2010 3%; 2009
4%; 2008 10%; 2007 10%; 2006 14%; 2005 13%; 2004 and prior 37%
% through broker channels: 14% WA FICO: 734 brokered, 753 direct;
WA CLTV: 88% brokered; 71% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $1,507 $1,458 $1,414 $1,366 $1,321
90+ days delinquent $19 $17 $16 $14 $13
as % of loans 1.23% 1.15% 1.16% 1.05% 1.02%
Net charge-offs $15 $14 $13 $12 $10
as % of loans 4.01% 3.76% 3.62% 3.48% 3.08%
Home equity - brokered
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $8,986 $8,919 $8,824 $8,652 $8,406
90+ days delinquent $55 $50 $49 $44 $40
as % of loans 0.62% 0.56% 0.55% 0.50% 0.47%
Net charge-offs $31 $25 $24 $22 $20
as % of loans 1.39% 1.14% 1.09% 1.01% 0.93%
Home equity - direct
st
st

© Fifth Third Bank | All Rights Reserved
Florida market*
Deterioration in real estate values have affected credit trends as evidenced by elevated NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
* NPAs exclude loans held-for-sale.
Note: Numbers may not sum due to rounding.
35%
17%
1%
1%
25%
11%
8%
2%
5%
31%
11%
29%
15%
1%
5% 3%
10%
27%
12%
3%
44%
3%
1%
Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 2.4 7% 30 9% 1 5%
Commercial mortgage 1.1 13% 77 19% 8 31%
Commercial construction 0.1 12% 35 45% 3 NM
Commercial lease 0.1 2% 7 85% - NM
Commercial 3.7 7% 150 18% 12 23%
Mortgage 1.7 14% 126 46% 8 37%
Home equity 0.8 8% 10 17% 4 13%
Auto 0.6 5% - 3% - 6%
Credit card 0.1 5% 3 7% 1 7%
Other consumer - 2% - 0% 1 14%
Consumer 3.1 9% 139 36% 14 17%
Total 6.8 8% 289 24% 26 19%
Florida

© Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 3.2 9% 37 11% 3 13%
Commercial mortgage 2.1 24% 116 28% 3 11%
Commercial construction 0.1 13% 8 11% (1) NM
Commercial lease 0.2 5% - 3% - NM
Commercial 5.6 11% 162 20% 5 10%
Mortgage 1.8 15% 24 9% 2 11%
Home equity 1.9 20% 9 16% 6 21%
Auto 0.9 7% 1 8% - 9%
Credit card 0.3 14% 8 19% 3 13%
Other consumer 0.1 25% - 0% 1 13%
Consumer 5.0 14% 42 11% 12 16%
Total 10.6 12% 203 17% 18 13%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacted credit results due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs**
* NPAs exclude loans held-for-sale.
** Commercial construction net charge-offs resulted in a $1MM net recovery , which is excluded from this graph
Note: Numbers may not sum due to rounding
30%
20%
1% 2%
17%
18%
8%
3%
1%
18%
16%
<1%
13%
35%
2%
13%
3%
18%
57%
4%
<1%
12%
5%
<1%
4%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2013 2012 2012 2012 2012
Income before income taxes (U.S. GAAP) $591 $540 $503 $565 $603
Add: Provision expense (U.S. GAAP) 62 76 65 71 91
Pre-provision net revenue (a) 653 616 568 636 694
Net income available to common shareholders (U.S. GAAP) 413                             390                             354                             376                             421
Add: Intangible amortization, net of tax 1                                 2                                 2                                 2                                 3
Tangible net income available to common shareholders 414                             392                             356                             378                             424
Tangible net income available to common shareholders (annualized) (b) 1,679                         1,559                         1,416                         1,520                         1,705
Average Bancorp shareholders' equity (U.S. GAAP) 13,779                       13,855                       13,887                       13,628                       13,366
Less: Average preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (26)                              (28)                              (31)                              (34)                              (38)
Average tangible common equity (c) 10,939                       11,012                       11,041                       10,779                       10,513
Total Bancorp shareholders' equity (U.S. GAAP) 13,882                       13,716                       13,718                       13,773                       13,560
Less:  Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (25)                              (27)                              (30)                              (33)                              (36)
Tangible common equity, including unrealized gains / losses (d) 11,043                       10,875                       10,873                       10,925                       10,709
Less: Accumulated other comprehensive income / loss (333)                           (375)                           (468)                           (454)                           (468)
Tangible common equity, excluding unrealized gains / losses (e) 10,710                       10,500                       10,405                       10,471                       10,241
Total assets (U.S. GAAP) 121,382                     121,894                     117,483                     117,543                     116,747
Less:  Goodwill (2,416)                        (2,416)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (25)                              (27)                              (30)                              (33)                              (36)
Tangible assets, including unrealized gains / losses (f) 118,941                     119,451                     115,036                     115,093                     114,294
Less: Accumulated other comprehensive income / loss, before tax (512)                           (577)                           (720)                           (698)                           (720)
Tangible assets, excluding unrealized gains / losses (g) 118,429                     118,874                     114,316                     114,395                     113,574
Common shares outstanding (h) 875                             882                             897                             919                             920
Net charge-offs (i) 133                             147                             156                             181                             220
Ratios:
Return on average tangible common equity (b) / (c) 15.5% 14.1% 12.8% 14.1% 16.2%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.03% 8.83% 9.10% 9.15% 9.02%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.29% 9.10% 9.45% 9.49% 9.37%
Tangible book value per share (d) / (h) 12.63 12.33 12.12 11.89 11.64
PPNR / NCOs (a) / (i) 491% 419% 364% 351% 315%
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2013 2012 2012 2012 2012
Total Bancorp shareholders' equity (U.S. GAAP) $13,882 $13,716 $13,718 $13,773 $13,560
Goodwill and certain other intangibles (2,504)                        (2,499)                        (2,504)                        (2,512)                        (2,518)
Unrealized gains (333)                           (375)                           (468)                           (454)                           (468)
Qualifying trust preferred securities 810                             810                             810                             2,248                         2,248
Other 23                               33                               38                               38                               38
Tier I capital 11,878                       11,685                       11,594                       13,093                       12,860
Less: Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Qualifying trust preferred securities (810)                           (810)                           (810)                           (2,248)                        (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (38)                              (48)                              (51)                              (51)                              (50)
Tier I common equity (a) 10,632                       10,429                       10,335                       10,396                       10,164
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,626                     109,699                     106,858                     106,398                     105,412
Ratio:
Tier I common equity (a) / (b) 9.70% 9.51% 9.67% 9.77% 9.64%
Basel III - Estimates
March December September June
2013 2012 2012 2012
Tier 1 common equity (Basel I) $10,632 $10,429 $10,335 $10,396
Add: Adjustment related to AOCI for AFS securities 397 429 506 551
Estimated Tier 1 common equity under Basel III rules (c) $11,029 $10,858 $10,841 $10,947
Estimated risk-weighted assets under Basel III rules (d) $123,696 $123,725 $120,308 $119,428
Estimated Tier 1 common equity ratio under Basel III rules 8.91% 8.78% 9.01% 9.17%
(c)
(d)
Tier 1 common equity under Basel III includes the unrealized gains and losses for AFS securities. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to residential mortgage, home equity, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; (4) Incremental capital requirements for stress VaR; and (5) Derivatives are differentiated between exchange clearing and over-the-counter and the
50% risk-weight cap is removed. The estimated Basel III risk-weighted assets are based upon the Bancorp’s interpretations of the three draft Federal Register notices proposing enhancements to the regulatory capital requirements that were published in June of 2012. These amounts are preliminary and subject to change depending on the adoption of final Basel III capital rules by the
Regulatory Agencies.
For the Three Months Ended
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2012 2011 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $13,716 $13,201 $14,051 $13,497
Goodwill and certain other intangibles (2,499)                        (2,514)                        (2,546)                        (2,565)
Unrealized gains (375)                           (470)                           (314)                           (241)
Qualifying trust preferred securities 810                             2,248                         2,763                         2,763
Other 33                               38                               11                               (26)
Tier I capital 11,685                       12,503                       13,965                       13,428
Less: Preferred stock (398)                           (398)                           (3,654)                        (3,609)
Qualifying trust preferred securities (810)                           (2,248)                        (2,763)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (48)                              (50)                              (30)                              -
Tier I common equity (a) 10,429                       9,807                         7,518                         7,056
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,699                     104,945                     100,561                     100,933
Ratio:
Tier I common equity (a) / (b) 9.51% 9.35% 7.48% 6.99%
For the Year Ended